UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER

THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

Hadron Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42262	98-1790710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Twin Dolphin Drive, Ste 260

Redwood City, CA 94065

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HDRN	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HDRNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2026 (the “May 28 Current Report”), Hadron Energy, Inc. (f/k/a GigCapital7 Corp. (“GigCapital7”)) (the “Company” or “Combined Company” or “Hadron Energy”) consummated its business combination (the “Business Combination”) with Hadron Energy Operating Company Inc. (f/k/a Hadron Energy, Inc.) (“Hadron Energy Operating Company”) on May 22, 2026, pursuant to that certain Business Combination Agreement, dated as of September 27, 2025, as amended by that certain First Amendment to Business Combination Agreement, dated as of December 12, 2025, and by that certain Second Amendment to Business Combination Agreement, dated as of April 16, 2026 (the “Second Amendment”), by and among GigCapital7, MMR Merger Sub, Inc. and Hadron Energy Operating Company (the “Business Combination Agreement”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the SEC on April 15, 2026 by GigCapital7, as supplemented by the Supplement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed with the SEC on May 8, 2026, on May 7, 2026, GigCapital7 held an extraordinary general meeting of shareholders (the “Extraordinary Meeting”). At the Extraordinary Meeting, the GigCapital7 shareholders considered and adopted, among other matters, the Business Combination Agreement. As previously reported in the May 28 Current Report, on May 22, 2026, the parties to the Business Combination Agreement consummated the Business Combination (such consummation, the “Closing” and the date thereof, the “Closing Date”).

As also previously reported in the May 28 Current Report, prior to the Extraordinary Meeting, the holders of 16,834,491 shares of GigCapital7’s common stock that were sold in its initial public offering (“Public Shares”), out of 20,000,000 shares of common stock (or about 84% of the Public Shares), exercised their right to redeem those shares for cash at a price of $10.71267171 per share, for an aggregate of $180,342,375.50, which redemption occurred concurrent with the Closing, and the balance of 3,165,509 shares (or about 16% of the Public Shares) reflected cash that remained in the trust account upon the Closing. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above and the automatic separation of GigCapital7 units into Hadron Energy common stock (“Combined Company Common Stock”) and warrants for the purchase of shares of Combined Company Common Stock), there were (i) 71,498,842 shares of Hadron Energy’s issued and outstanding common stock, (ii) public warrants for the purchase of 20,000,000 shares of Combined Company Common Stock with an exercise price of $11.50 per share, (iii) private warrants for the purchase of 3,719,000 shares of Combined Company Common Stock with an exercise price of $11.50 per share, and (iv) warrants for the purchase of 5,000,000 shares of Combined Company Common Stock issued to former warrant holders of Hadron Energy Operating Company pursuant to the terms of the Business Combination Agreement, with an exercise price of $12.00 per share. Upon the Closing, GigCapital7’s units ceased trading, and Hadron Energy’s common stock began trading on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “HDRN” and the public warrants began trading on Nasdaq under the symbol “HDRNW.” As of the Closing Date, the directors and executive officers and their affiliated entities beneficially owned approximately 77.2% of Hadron Energy’s outstanding shares of common stock, and the former shareholders of GigCapital7 beneficially owned approximately 23% of Hadron Energy’s outstanding shares.

As noted above, the per share redemption price of $10.71267171 for holders of Public Shares electing redemption was paid out of GigCapital7’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $33.9 million.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as GigCapital7 was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. The information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “seem,” “should,” “strive,” “target,” “will,” “would” and similar expressions, or their negative variations, and terminology that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Company’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; the Company’s projected commercialization costs and timeline; the Company’s ability to demonstrate scientific and engineering feasibility of its technologies; the Company’s ability to attract, retain and expand its future customer base; the Company’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; the Company’s ability to develop products and services and bring them to market in a timely manner; the Company’s ability to compete successfully with energy products and solutions offered by other companies; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; the Company’s ability to maintain, protect, and enhance its intellectual property; the Company’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the safety profile of the Company’s technology; and the Company’s expectations with respect to future performance. The risks and uncertainties include, but are not limited to:

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s product development timeline and expected start of production;

•	the implementation, market acceptance and success of the Company’s business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•

risks relating to significant legal, commercial, regulatory and technical uncertainty regarding the classification and management of nuclear energy resources, including evolving environmental standards, permitting requirements, and potential changes in applicable laws or regulations;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those described in “Risk Factors” in this Current Report on Form 8-K and in the Final Proxy Statement/Prospectus, as supplemented by the Supplement. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as may be required by law, the Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Current Report on Form 8-K.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Current Report on Form 8-K. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward-looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the sections titled “Information About GigCapital7” and “Information About Hadron Energy” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company and related discussion and analysis by the management of the Company is contained in the Final Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hadron Energy” and is incorporated herein by reference. Hadron Energy Operating Company Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company upon the Closing of the Business Combination by:

•	each person known by the Company to be the beneficial owner of more than 5% of the shares of Combined Company Common Stock upon the Closing of the Business Combination;

•	each of the Company’s officers and directors; and

•	all officers and directors of the Company, as a group upon the Closing of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	% of Class
Dr. Avi S. Katz (3)	13,738,746	18.3%
Samuel Gibson (4)	43,624,075	61.0%
Gibson Family Holdings LLC	20,249,584	28.3%
SG 2026 Irrevocable Exempt Trust	427,491	* %
Rahul Shukla	—	—
Ken Canavan	—	—
Ross T. Ridenoure	499,990	* %
Dr. Andrew M. Ward	124,997	* %
Dr. Raluca Dinu (5)	13,738,746	18.3%
GigAcquisitions7 Corp. (6)	13,651,246	18.1%
Raanan I. Horowitz	—	—
Ambassador Adrian Zuckerman	—	—
Ralph L. Hunter	—	—
Robert J. Lewis	—	—
Bryan L. Timm	—	—
All directors and officers as a group (12 individuals)	58,075,308	77.2%

*	Represents less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 3 Twin Dolphin Drive, Ste 260, Redwood City, CA 94065.
(2)	Based on 71,498,842 shares of Combined Company Common Stock outstanding as of May 22, 2026.
(3)

Represents (i) 87,500 shares of Combined Company Common Stock held by Dr. Avi S. Katz, (ii) 9,932,246 shares of Combined Company Common Stock held by GigAcquisitions7 Corp. (the “Sponsor”) and (iii) private warrants for the purchase of 3,719,000 shares of Combined Company Common Stock held by the Sponsor. Such shares and warrants held by the Sponsor are jointly beneficially owned by Dr. Katz and Dr. Raluca Dinu, each of whom are directors of the Company, who both have the voting and dispositive power over the shares held by the Sponsor.

(4)

Represents (i) 22,947,000 shares of Combined Company Common Stock held directly by Mr. Gibson, (ii) 20,249,584 shares of Combined Company Common Stock held by Gibson Family Holdings LLC, and (iii) 427,491 shares of Combined Company Common Stock held by SG 2026 Irrevocable Exempt Trust. Mr. Gibson has voting and dispositive power over the shares held by Gibson Family Holdings LLC and SG 2026 Irrevocable Exempt Trust.

(5)

Represents (i) 87,500 shares of Combined Company Common Stock held by Dr. Dinu, (ii) 9,932,246 shares of Combined Company Common Stock held by the Sponsor and (iii) private warrants for the purchase of 3,719,000 shares of Combined Company Common Stock held by the Sponsor. Such shares and warrants held by the Sponsor are jointly beneficially owned by Dr. Katz and Dr. Raluca Dinu, each of whom are directors of the Company, who both have the voting and dispositive power over the shares held by the Sponsor.

(6)

Represents (i) 9,932,246 shares of Combined Company Common Stock held by GigAcquisitions7 Corp. (the “Sponsor”) and (ii) private warrants for the purchase of 3,719,000 shares of Combined Company Common Stock held by the Sponsor. Such shares and warrants held by the Sponsor are jointly beneficially owned by Dr. Katz and Dr. Dinu, each of whom are directors of the Company, who both have the voting and dispositive power over the shares held by the Sponsor.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Final Proxy Statement/Prospectus in the section titled “Management of Domesticated GigCapital7 Following the Business Combination” and is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Final Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of Hadron Energy” and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and are incorporated herein by reference. Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management of Domesticated GigCapital7 Following the Business Combination—Director Independence” and that information is incorporated herein by reference.

Legal Proceedings

The Company is not subject to any legal proceedings.

Properties

The description of the Company’s properties is contained in the Final Proxy Statement/Prospectus in the section titled “Information About Hadron Energy—Facilities” and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s common stock and warrants began trading on the Nasdaq under the symbols “HDRN” and “HDRNW” on May 26, 2026, subject to ongoing review of the Company’s satisfaction of all listing criteria post-Business Combination. The Company has not paid any cash dividends on shares of its common stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future.

Information regarding GigCapital7’s common stock, units and warrants and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Market Price and Dividends of Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of the Current Report on Form 8-K filed with the SEC on January 30, 2026 concerning the sale and issuance of a convertible note in the principal amount of $148,000, and the disclosure set forth under Item 3.02 of the Current Report on Form 8-K filed with the SEC on April 16, 2026 concerning the issuance of the amended and restated convertible note in the principal amount of $293,000 (which amended, restated, superseded and replaced the prior convertible note), each of which is incorporated herein by reference. The amended and restated convertible note was repaid in full at the Closing in accordance with its terms.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of Domesticated GigCapital7’s Securities” and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of Hadron Energy Operating Company and the Company.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Hadron Energy Operating Company and the Company.

Item 3.03.	Material Modification to Rights of Security Holders

Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, GigCapital7’s amended and restated certificate of incorporation (the “Charter”), was further amended and restated in its entirety (as so amended and restated, the “Amended and Restated Certificate of Incorporation”) to, among other things:

(a)	change the post-combination company’s name to Hadron Energy, Inc.;

(b)	classify and divide the Board into three classes, each with terms expiring at different times;

(c)

delete all provisions relating to Domesticated GigCapital7 as a special purpose acquisition company, the Business Combination and the redemption rights of the Public Shares in connection with the Closing of the Business Combination (including the prior provisions of Article IV, Section 4.8 (Business Combination) and references thereto);

(d)

increase the authorized share capital of the Company to 625,000,000 total shares, consisting of (i) 615,000,000 shares of common stock, par value $0.0001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (eliminating the Class B common stock previously authorized under the interim certificate of incorporation);

(e)	amend certain terms in Article IX (Corporate Opportunities) with respect to certain non-employee directors of the combined company pursuing outside business activities and corporate opportunities; and

(f)

amend the exclusive forum provision (Article XI) to provide that (i) the Court of Chancery of the State of Delaware (or, if it lacks jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the sole and exclusive forum for certain internal corporate claims, and (ii) the U.S. federal district courts shall be the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, while specifying that such provision does not apply to claims under the Securities Exchange Act of 1934, as amended;

In addition, the Amended and Restated Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, and that special meetings of stockholders may be called only by the Chairman of the Board, the Chief Executive Officer of the Company, or the Board of Directors pursuant to a resolution adopted by a majority of the Board. As previously reported in the Current Report on Form 8-K filed with the SEC on May 8, 2026, the GigCapital7 shareholders approved this amendment and restatement of the Charter at the Extraordinary Meeting. A more complete summary of the key changes effected by the Amended and Restated Certificate of Incorporation is set forth in the Final Proxy Statement/Prospectus in the section titled “The Organizational Documents Proposals” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the Closing of the Business Combination, GigCapital7’s bylaws were amended and restated (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws, among other things, (i) establish advance notice procedures for stockholder proposals and director nominations to be brought before meetings of stockholders, (ii) restrict the transfer of shares of Combined Company Common Stock issued as consideration pursuant to the Merger, and shares issued to directors, officers and employees upon the settlement or exercise of equity awards, subject to certain customary transfer exceptions, from the Closing until the earliest of (a) six months following the Closing Date, (b) subsequent to Closing, the date on which the closing price of Combined Company Common Stock equals or exceeds $11.50 per share for any 20 Trading Days within any 30 consecutive Trading Day period commencing at least 90 days after the Closing Date, or (c) subsequent to the Closing, the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their securities for cash, securities or other property, and (iii) provide for certain other customary governance provisions for a post-business combination Delaware corporation. This summary is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01.	Change in Registrant’s Certifying Accountants.

Upon the Closing of the Business Combination, Hadron Energy Operating Company is considered the “accounting acquiror” of Hadron Energy, Inc. (f/k/a GigCapital7 Corp.), even though Hadron Energy, Inc. is the legal acquiror. BPM LLP (“BPM”), which prior to the Closing, was the independent registered public accounting firm of GigCapital7 Corp., and therefore has been and remains the independent registered public accounting firm of the legal acquiror Company, was engaged by the Board of Directors of Hadron Energy Operating Company and its audit committee to replace WithumSmith+Brown, PC (“Withum”) on April 24, 2026 with an intent for BPM to serve as the independent registered public accounting firm of the accounting acquiror upon the Closing. The Boards of Directors of Hadron Energy Operating Company and Hadron Energy, Inc., and the audit committee of the Board of Directors of Hadron Energy, Inc. did not take any action with respect to the status of Withum as the audit committee of the Board of Directors of Hadron Energy, Inc. had previously named BPM as the independent registered public accounting firm of Hadron Energy, Inc.

The reports of Withum on Hadron Energy Operating Company’s financial statements for the year ended December 31, 2025 and for the period from July 8, 2024 (inception) to December 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2025 and for the period from July 8, 2024 (inception) to December 31, 2024, and the subsequent interim period through April 24, 2026, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the above disclosures, and Withum has furnished the Company with a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Withum’s letter, dated May 29, 2026, is attached as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal periods, consisting of the fiscal year ended December 31, 2025 and the period from July 8, 2024 (inception) to December 31, 2024, and the subsequent interim period through April 23, 2026, neither Hadron Energy Operating Company nor anyone on its behalf consulted BPM LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Hadron Energy Operating Company’s financial statements, and neither a written report nor oral advice was provided to Hadron Energy Operating Company that BPM LLP concluded was an important factor considered by Hadron Energy Operating Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were approximately 71,498,842 shares of common stock of the Company outstanding. As of such time, the Company’s officers and directors and their affiliated entities held 58,075,308 of the Company’s outstanding shares of common stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company upon the Closing, with Samuel Gibson, Rahul Shukla, Ken Canavan, Ross T. Ridenoure, and Dr. Andrew M. Ward having been named as executive officers effective upon the Closing on May 22, 2026, and each of the directors having been elected by the GigCapital7 stockholders to the board also upon the Closing on May 22, 2026. For biographical and current compensatory information concerning the executive officers and directors, see the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Management of the Domesticated GigCapital7 Following the Business Combination” which is incorporated herein by reference.

Name	Age	Position
Dr. Avi Katz	68	Independent Director and Executive Chairman
Samuel Gibson	25	Founder, Chief Executive Officer and Director
Rahul Shukla	43	Chief Financial Officer
Ken Canavan	61	Chief Operating Officer
Ross T. Ridenoure	71	Chief Nuclear Officer
Dr. Andrew M. Ward	44	Chief Technology Officer
Dr. Raluca Dinu	52	Independent Director
Raanan I. Horowitz	65	Independent Director
Ambassador Adrian Zuckerman	69	Independent Director
Ralph L. Hunter	61	Independent Director
Robert J. Lewis	58	Independent Director
Bryan L. Timm	62	Independent Director

Effective upon the Closing on May 22, 2026, Dr. Avi Katz and Christine M. Marshall resigned as executive officers of GigCapital7, and each of Karen Rogge and Professor Darius Moshfeghi resigned as directors of GigCapital7.

Indemnification Agreements for Company Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

2026 Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed with the SEC on May 8, 2026, at the Extraordinary Meeting, the GigCapital7 stockholders considered and approved the Hadron Energy, Inc. 2026 Incentive Plan (the “Incentive Plan”) and reserved 10,021,784 shares of common stock for issuance thereunder. The Incentive Plan with the reserved number of shares, which as approved by the GigCapital7 stockholders was to have an amount reserved equal to 10% of the fully-diluted number of shares of Hadron Energy as of the Closing of the Business Combination, was approved by the Board of GigCapital7 on May 7, 2026 once that number was determined. The Incentive Plan became effective immediately upon the Closing of the Business Combination. The number of shares of common stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2027 and continuing through January 1, 2037, by 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Incentive Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 8.01.	Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Hadron Energy is a successor issuer to GigCapital7. Hadron Energy hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

The audited consolidated balance sheets of GigCapital7 Corp., as of December 31, 2025 and 2024, and the related consolidated statements of operations and comprehensive income, shareholders’ equity (deficit), and cash flows for the year ended December 31, 2025 and for the period from May 8, 2024 (Date of Inception) through December 31, 2024, and the related notes thereto and report of independent registered public accounting firm, included in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— GigCapital7 Corp. Financial Statements” are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of GigCapital7 Corp., as of March 31, 2026, and the related condensed consolidated statements of operations and comprehensive income, shareholders’ equity (deficit), and cash flows for the three months ended March 31, 2026, and the related notes thereto, included in the Quarterly Report on Form 10-Q filed with the SEC on May 6, 2026 are incorporated herein by reference.

The audited balance sheets of Hadron Energy Operating Company, Inc. as of December 31, 2025 and 2024, the related statements of operations, and comprehensive loss, stockholders’ deficit and cash flows for the year ended December 31, 2025 and for the period from July 8, 2024 (inception) to December 31, 2024, and the related notes thereto and report of independent registered public accounting firm, included in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— Hadron Energy Inc. Financial Statements” are incorporated herein by reference.

The unaudited condensed balance sheet of Hadron Energy Operating Company, Inc., as of March 31, 2026, and the related condensed statements of operations and comprehensive income (loss), stockholders’ deficit and cash flows for the three months ended March 31, 2026, and the related notes thereto, are filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hadron Energy as of March 31, 2026 and for the three-month periods ended March 31, 2026 and 2025.

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2026 and for the three months ended March 31, 2026 are filed with this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by this reference.

(d) Exhibits.

Exhibit	Description

2.1†	Business Combination Agreement, dated as of September 27, 2025, by and among GigCapital7 Corp., MMR Merger Sub, Inc. and Hadron Energy, Inc. (included as Annex A to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) on April 15, 2026)

3.1	Amended and Restated Certificate of Incorporation of Hadron Energy, Inc.

3.2	Amended and Restated Bylaws of Hadron Energy, Inc.

10.1#	Form of Indemnification Agreement

10.2#	2026 Equity Incentive Plan

16.1	Letter from Withum to the SEC, dated May 29, 2026.

99.1	Unaudited Financial Statements of Hadron Energy Operating Company, Inc. as of and for the three months ended March 31, 2026

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hadron Energy as of March 31, 2026 and for the three-month periods ended March 31, 2026 and 2025

99.3	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hadron Energy, Inc.
Dated: May 29, 2026

	By:	/s/ Samuel Gibson
Chief Executive Officer